Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Envirokare Tech, Inc. (the "Company") for the quarterly period ended September 30, 2007 (the "Report"), as filed with the Securities and Exchange Commission, we, Louis F. Savelli (Chief Executive Officer) and George E. Kazantzis, (President and Principal Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 9th day of November 2007.

/s/     Louis F. Savelli
Name: Louis F. Savelli
Title: Chief Executive Officer (Chief Executive Officer)

/s/     George E. Kazantzis

Name: George E. Kazantzis
Title: President (Principal Financial Officer)